UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09727	13-3419202
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

43460 Ridge Park Drive, Suite 140
Temecula, California 92590
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (951) 587-6201

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01  Entry Into a Material Definitive Agreement

During the period of August 1, 2008 through August 14, 2008, Patient Safety Technologies, Inc. (the “Company”) sold 1,860,000 shares of its common stock (“Common Stock”) at $1.25 price per share (for a total of $2,325,000) and issued five-year warrants to purchase 1,162,500 shares of Common Stock (the “Warrants”) at an exercise price of $1.40 per share, pursuant to a Securities Purchase Agreement (the “Agreement”) entered into with several accredited investors (the “Investors”). The Investors paid $2,325,000 in cash. Pursuant to the terms of the Agreement, the Company may sell up to an aggregate of $2,500,000 in common stock and warrants under the Agreement by no later than August 31, 2008. As part of the Securities Purchase Agreement, Compass Global Management Limited was granted a 90 day, Right of First Negotiation on any subsequent equity sales of Common Stock or Common Stock Equivalents.

The Company also entered into a Registration Rights Agreement with the investors in the offering, pursuant to which the Company agreed to provide customary registration rights, including “piggy back” and demand registration right covering the shares issued under the Agreement and the shares issuable upon exercise of the Warrants.

The financing was completed through a private placement to one or more accredited investors and was exempt from registration under the Securities act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Rule 506 thereunder. The shares of Common Stock, the Warrants and the shares issuable upon exercise of the Warrants have not yet been registered under the Securities Act or any state securities laws. Unless so registered, such securities may not be offered or sold absent an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act and any applicable state securities laws.

The foregoing description of the transaction and material agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the definitive transaction documents which are filed as exhibits hereto.

Item 3.02.  Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1	Securities Purchase Agreement
99.2	Registration Rights Agreement
99.3	Form of Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: August 14, 2008	By:	/s/ William Horne
Name: William Horne
Title: Chief Financial Officer